UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 10, 2012

MPG OFFICE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

	Item 1.01	Entry into a Material Definitive Agreement
	Item 7.01	Regulation FD Disclosure
	Item 9.01	Financial Statements and Exhibits

Signatures

Exhibit 99.1	Press release dated July 11, 2012

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On July 11, 2012, MPG Office Trust, Inc. (the “Company”) announced the extension of its mortgage loan at KPMG Tower for an additional one year, to October 9, 2013.

As part of the extension, the Company repaid $35 million of principal, which reduced the outstanding loan balance from $400 million to $365 million. Additionally, the Company funded a $5 million leasing reserve and agreed to a full cash sweep of excess operating cash flow beginning on September 9, 2012. Excess operating cash flow (cash flow after the funding of certain reserves, the payment of property operating expenses and the payment of debt service) will be applied to fund a $1.5 million capital expenditure reserve, to fund an additional $5 million into the leasing reserve, and thereafter, to reduce the outstanding principal balance of the loan.

The interest rate on the loan is LIBOR plus 1.65%. Beginning on October 10, 2012, the $320.8 million A‑Note will bear interest at LIBOR plus 3.00% and the $44.2 million B‑Note will bear interest at LIBOR plus 5.10%.

This description is qualified in its entirety by reference to the full text of the first amendment to the loan agreement and reaffirmation of loan documents that we will file at a later date.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be “filed” for any purpose. Such information shall not be deemed incorporated by reference into any filing, regardless of any general incorporation language in such filing.

On July 11, 2012, we issued a press release announcing the extension of our KPMG Tower mortgage loan, a copy of which is furnished as Exhibit 99.1 herewith.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1**	Press release dated July 11, 2012 regarding the extension of the KPMG Tower mortgage loan
_________

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC. Registrant

/s/ PEGGY M. MORETTI
Peggy M. Moretti Executive Vice President, Investor and Public Relations & Chief Administrative Officer

Dated:   As of July 11, 2012